Exhibit 99.1

Prairie Operating Co. Announces Board of Director Resignation

Houston, Texas, April 22, 2026 (GLOBE NEWSWIRE) — Prairie Operating Co. (Nasdaq: PROP) (the “Company,” “Prairie,” “we,” “our,” or “us”) – an independent energy company engaged in the development and acquisition of oil, natural gas, and natural gas liquids resources in the Denver-Julesburg (DJ) Basin – today announced that Gizman I. Abbas has provided notice of his resignation from the Company’s Board of Directors (the “Board”), effective May 15, 2026.

Mr. Abbas’s resignation was not the result of any disagreement with the Company or the Board on any matter relating to the Company’s operations, policies, or practices. During his tenure, Mr. Abbas served on the Compensation Committee and Audit Committee and chaired the Nominating and Governance Committee of the Board.

Erik Thoresen, Chairman of the Board, commented, “On behalf of the Board, I would like to thank Gizman for his dedicated service and contributions to Prairie. His insight and perspective have been instrumental in strengthening and supporting the Company’s strategic direction. We are grateful for his commitment and wish him continued success in his future endeavors.”

Richard N. Frommer, Interim President and Chief Executive Officer, added, “Gizman has been a thoughtful and engaged member of the Board, and we appreciated his support in advancing the Company’s key strategic objectives. His collaborative approach and judgment have been valuable to both the Board and management team, and we thank him for his contributions.”

Mr. Abbas commented, “It has been an honor to serve on the Board of Prairie Operating Co. and to be part of the Company’s evolution. I am proud of what we have accomplished together and have full confidence in the leadership team to continue executing on its strategy and driving long-term success.”

Cautionary Statement about Forward-Looking Statements

The information included in this press release and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements regarding our ability to complete the transactions described in this press release, including improving our capital structure and reducing the dilution related to the Anniversary Warrant, future financial performance, business strategies, expansion plans, future results of operations, estimated revenues, losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on our management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as  “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained herein are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

These risks are not exhaustive. Other sections of this press release could include additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time, and it is not possible for our management to predict all risk factors nor can we assess the effects of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in, or implied by, any forward-looking statements. Our Securities and Exchange Commission (the “SEC”), filings are available publicly on the SEC website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Accordingly, forward-looking statements in this press release should not be relied upon as representing our views as of any subsequent date, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

All forward-looking statements expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement.

About Prairie Operating Co.

Prairie Operating Co. is a Houston-based publicly traded independent energy company engaged in the development and acquisition of oil, natural gas, and natural gas liquid resources in the United States. The Company’s assets and operations are concentrated in the oil and liquids-rich regions of the Denver-Julesburg (DJ) Basin, with a primary focus on the Niobrara and Codell formations. The Company is committed to the responsible development of its oil natural gas, and natural gas liquid resources and is focused on maximizing returns through consistent growth, capital discipline, and sustainable cash flow generation.

More information about the Company can be found at www.prairieopco.com.

Investor Relations Contact:

Wobbe Ploegsma
info@prairieopco.com
832-274-3449